                                                                    EXHIBIT 10.9



- --------------------------------------------------------------------------------


                         Registration Rights Agreement

                            Dated as of May 3, 1995


                                     among


                            United Stationers Inc.,

                          United Stationers Supply Co.

                                      and


                             Chase Securities, Inc.


- --------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into May 3, 1995 among UNITED STATIONERS SUPPLY CO., an Illinois corporation (the "Company"), UNITED STATIONERS INC. ("United"), a Delaware corporation, and CHASE SECURITIES, INC. (the "Initial Purchaser").

          This Agreement is made in connection with the Purchase Agreement dated April 26, 1995 among the Company, United and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of an aggregate of $150,000,000 principal amount of the Company's
12 3/4% Senior Subordinated Notes due 2005 (the "Securities"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1.  Definitions.  As used in this Agreement, the following capitalized
              -----------
defined terms shall have the following meanings:

          "1933 Act" shall mean the Securities Act of 1933, as amended from time
           --------
     to time.

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended
           --------
     from time to time.

          "Closing Date" shall mean the Closing Date as defined in the Purchase
           ------------
     Agreement.

          "Company" shall have the meaning set forth in the preamble and also
           -------
     includes the Company's successors.

          "Depositary" shall mean The Depository Trust Company, or any other
           ----------
     depositary appointed by the Company; provided, however, that such
                                          --------  -------
     depositary must have an address in the Borough of Manhattan, in the City of New York.

          "Exchange Offer" shall mean the exchange offer by the Company of
           --------------
     Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

          "Exchange Offer Registration" shall mean a registration under the 1933
           ---------------------------
     Act effected pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer
           -------------------------------------
     registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Securities" shall mean 12 3/4% Senior Subordinated Notes due
           -------------------
     2005 issued by the Company under the Indenture containing terms identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the date of their original issue, (ii) the transfer restrictions thereon shall be eliminated and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

          "Holders" shall mean the Initial Purchaser, for so long as it owns any
           -------
     Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

          "Indenture" shall mean the Indenture relating to the Securities dated
           ---------
     as of May 3, 1995 between the Company, United and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Purchaser" shall have the meaning set forth in the preamble.
           -----------------

          "Majority Holders" shall mean the Holders of a majority of the
           ----------------
     aggregate principal amount of outstanding Registrable Securities; provided
                                                                       --------
     that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage or amount.

          "Person" shall mean an individual, partnership, corporation, trust or
           ------
     unincorporated organization, or a government or agency or political subdivision thereof.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
     Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble.
           ------------------

          "Registrable Securities" shall mean the Securities; provided, however,
           ----------------------                             --------  -------
     that Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) such Securities shall be entitled to be sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act,
     (iii) such Securities shall have ceased to be outstanding or (iv) such Securities have been exchanged for Exchange Securities upon consummation of the Exchange Offer.

          "Registration Expenses" shall mean any and all expenses incident to
           ---------------------
     performance of or compliance by the Company and United with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of one counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities), (iii) all printers' fees and expenses with respect to word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws; (vi) the fees and disbursements of the Trustee and its counsel and any escrow agent or custodian; (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (viii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration statement required to be filed under Section 2(b)(i),
     (ii) or (iii), the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchaser); (ix) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and (x) in the case of a Shelf Registration statement required to be filed under Section 2(b)(i), (ii) or (iii), any reasonable disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding fees of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders (other than fees and expenses set forth in clause

     (viii) above) and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
     Company which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Shelf Registration" shall mean a registration effected pursuant to
           ------------------
     Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration
           ----------------------------
     statement of the Company pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trustee" shall mean the trustee with respect to the Securities under
           -------
     the Indenture.

          2.   Registration Under the 1933 Act.  (a)  Exchange Offer
               -------------------------------        --------------
Registration.  To the extent not prohibited by any applicable law or applicable
- ------------
interpretation of the Staff of the SEC, the Company shall use its best efforts
(i) to file within 30 days after the Closing Date an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for Exchange Securities, (ii) to cause such Exchange Offer Registration Statement to be declared effective by the SEC within 120 days after the Closing Date, (iii) to cause such Registration Statement to remain effective until the closing of the Exchange Offer and (iv) to consummate the Exchange Offer within 150 days following the Closing Date. The Exchange Securities will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder (other than Participating Broker-Dealers (as defined in Section 3(f) hereof) eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act.

          In connection with the Exchange Offer, the Company shall:

          (i) mail to each Holder, at its address reflected on the security register, a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal (a "Letter of Transmittal") and related documents;

          (ii) keep the Exchange Offer open for not less than 30 calendar days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

          (iii) permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, New York City time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged; and

          (iv) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer, the Company shall:

          (i) accept for exchange Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the Letter of Transmittal;

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company; and

          (iii) cause the Trustee promptly to authenticate and deliver Exchange Securities to, or upon the instructions of, each Holder of Registrable Securities equal in principal amount to the Registrable Securities of such Holder so accepted for exchange.

          Interest on each Exchange Security will accrue from the last date on which interest was paid on the Registrable Securities surrendered in exchange therefor or, if no interest has been paid on the Registrable Securities, from the date of its original issue. The

Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the Staff of the SEC. Each Holder of Registrable Securities (other than Participating Broker-Dealers) who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to represent that (i) it is not an affiliate of United or the Company, (ii) any Exchange Securities to be received by it were acquired in the ordinary course of its business and (iii) at the time of the commencement of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities. The Company shall inform the Initial Purchaser of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchaser shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

          (b) Shelf Registration.  (i) If, because of any change in law or
              ------------------
applicable interpretations thereof by the Staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof,
(ii) upon the request of the Initial Purchaser (with respect to any Registrable Securities which it acquired directly from the Company) within 30 calendar days after the Closing Date if the Initial Purchaser shall hold Registrable Securities which it acquired directly from the Company and if the Initial Purchaser is not permitted, in the opinion of counsel to the Initial Purchaser addressed to the Company (which counsel shall be reasonably acceptable to the Company), pursuant to applicable law or applicable interpretation of the Staff of the SEC to participate in the Exchange Offer, or (iii) if any Holder other than the Initial Purchaser is not eligible to participate in the exchange offer due to a change in law or the applicable interpretation of the staff of the Commission and such holder so notifies the Company, the Company shall, at its cost,

          (A) as promptly as practicable, file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities (limited solely to the Initial Purchaser if clause (ii) alone applies) by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement, and use its best efforts to cause such Shelf Registration Statement to be declared effective by the SEC by the later of (1) 120 days after the Closing Date and (2) 45 days after publication of the change in law or interpretation. In the event that the Company is required to file a Shelf Registration Statement upon the request of the Initial Purchaser pursuant to clause (ii) above, the Company shall file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchaser after completion of the Exchange Offer;

          (B) use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of (i), in the case of clause 2(b)(i) above, three years from the date the Shelf Registration Statement is declared effective by the SEC, or (ii) in the case of clauses 2(b)(ii) and 2(b)(iii) above, three years after the closing date, or in any case such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding; and

          (C) notwithstanding any other provisions hereof, use its best efforts to ensure that (i) any Shelf Registration Statement complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

          The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by
Section 3(b) below, to use all reasonable efforts to cause any such amendment to become effective and such Shelf Registration to become usable as soon as thereafter practicable and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c) Expenses.  The Company shall pay all Registration Expenses in
              --------
connection with the registration pursuant to Section 2(a) or 2(b).

          (d) Effective Registration Statement.  An Exchange Offer Registration
              --------------------------------
Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if,
                                                  --------  -------
after it has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

          (e) Increase in Interest Rate.  In the event that (i) the Exchange
              -------------------------
Offer Registration Statement is not filed with the SEC on or prior to the 30th calendar day after the

Closing Date (unless changes in law or the applicable interpretation of the staff of the Commission do not permit the Company to effect the Exchange Offer, in which case clause (iv) shall apply), (ii) the Exchange Offer Registration Statement is not initially declared effective on or prior to the 120th calendar day after the Closing Date (unless changes in law or the applicable interpretation of the staff of the Commission do not permit the Company to effect the Exchange Offer, in which case clause (iv) shall apply) or (iii) the Exchange Offer is not consummated on or prior to the 150th day after the Closing Date (unless changes in law or the applicable interpretation of the staff of the Commission do not permit the Company to effect the Exchange Offer, in which case clause (iv) shall apply) or (iv) a Shelf Registration Statement required under
Section 2(b)(i) hereof with respect to the Registrable Securities is not initially declared effective on or prior to the later of 120th calendar day after the Closing Date or the 45th calendar day after the publication of the change in law or interpretation, the interest rate borne by the Securities shall be increased by one-half of one percent per annum following such 30-day period in the case of clause (i) above, such 120-day period in the case of clause (ii) above, such 150-day period in the case of clause (iii) above or such 120-day or 45-day period in the case of clause (iv) above (as applicable); provided that
                                                                --------
the aggregate increase in such interest rate will in no event exceed one-half of one percent per annum. Immediately upon (A) the filing of the Exchange Offer Registration Statement after the 30-day period described in clause (i) above,
(B) the effectiveness of the Exchange Offer Registration Statement after the 120-day period described in clause (ii) above, (C) the consummation of the Exchange Offer after the 150-day period described in clause (iii) above or (D) the effectiveness of a Shelf Registration Statement after such 120-day or 45-day period described in clause (iv) above (as applicable), the interest rate borne by the Securities from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the original interest rate.

          (f) Specific Enforcement.  Without limiting the remedies available to
              --------------------
the Initial Purchaser and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Sections 2(b) hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under
Section 2(a) and Section 2(b) hereof.

          (g) Acknowledgment of Holders.  Each Holder shall be deemed to have
              -------------------------
agreed that any broker-dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer must comply with the registration and prospectus delivery requirements of the 1933 Act in connection with secondary resale transactions and that such secondary resale transactions should be covered by an effective registration statement.

          3.  Registration Procedures.   In connection with the obligations of
              -----------------------
the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall:

          (a) prepare and file with the SEC a Registration Statement, within the time period specified in Section 2 hereof, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed if required pursuant to Rule 424 under the 1933 Act; comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof; and keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to Exchange Securities or Registrable Securities;

          (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least five days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; and (ii) furnish to each Holder of Registrable Securities, to counsel for the Initial Purchaser, to counsel for the Holders and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the last paragraph of Section 3 hereof, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale in accordance with applicable law of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with the Holders in connection with any filings required to be made with the NASD, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the
                                                  --------  -------
Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

          (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for the Initial Purchaser promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

          (f) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make representatives of the Company as shall be reasonably requested by the Initial Purchaser and their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchaser or its counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object unless counsel for the Company advises the Company that such filing by the Company is required under applicable law;

          (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchaser and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

          (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order;

          (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

          (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Section 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such numbers of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

          (l) obtain a CUSIP number for all Exchange Securities, or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

          (m) (i) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities, or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (n) in the case of a Shelf Registration, enter into agreements (including customary underwriting agreements) and take all other customary and appropriate actions (including those reasonably requested by the Majority Holders) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

          (i) to the extent possible, make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

          (ii) obtain opinions of counsel to the Company and, subject to the proviso in the first sentence of the last paragraph of this clause (n), updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Majority Holders of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

          (iii) obtain "cold comfort" letters and, subject to the proviso in the first sentence of the last paragraph of this clause (n), updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, and use reasonable best efforts to have such letter addressed to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

          (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

          (v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in
     Section 6 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section; and

          (vi) deliver such other documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings.

The above shall be done at (i) the effectiveness of such Registration Statement (and, if appropriate, each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder; provided that the updates referred to in clauses (ii) and
                     --------
(iii) of this paragraph (n) shall only be required in the case of (A) any closing with respect to sales under such Shelf Registration Statement of Securities having a principal amount of $7.5 million or more or, if the Initial Purchaser shall waive such updates under clause (A), then (B) in the case of up to three such closings. In the case of any underwritten offering, the Company shall provide written notice to the Holders of all Registrable Securities of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

          (o) in the case of a Shelf Registration, make available for inspection by one representative appointed by the Majority Holders of the Registrable Securities and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and one counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement; provided, however, that any records, information or
                        --------  -------
documents that are designated by the Company as confidential at the time of delivery of such records, information or documents shall be kept confidential by such persons, unless (i) such records, information or documents are in the public domain or otherwise publicly available; (ii) disclosure of such records, information or documents is required by court or administrative order, provided that such person will, promptly upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Company so that the Company may at its expense undertake appropriate action to prevent disclosure of the information deemed to be confidential, (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the 1933 Act) or (iv) upon the advice of counsel, disclosure of such records, information or documents is necessary to avoid or correct a misstatement or omission in the Registration Statement;

          (p) in the case of a Shelf Registration, use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested in writing by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

          (q) in the case of a Shelf Registration, use its best efforts to cause the Registrable Securities to be rated with the appropriate rating agencies, if so requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any, unless the Registrable Securities are already so rated;

          (r) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

          (s) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel.

          In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

          In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(ii)-
(vi) hereof, such Holder will
forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession or certify in writing that such copies have been destroyed, in each case other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(vi) hereof, the Company shall be deemed to have used its best efforts to keep the Shelf Registration Statement effective during such period of suspension provided that the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

          4.   Underwritten Registrations.  If any of the Registrable Securities
               --------------------------
covered by any Shelf Registration are to be sold in an underwritten offering as contemplated by Section 3 hereof, the investment banker or investment bankers and manager or managers (and their counsel) that will manage the offering will be agreed to by the Company and the Majority Holders of such Registrable Securities included in such offering.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required of such Holder under the terms of such underwriting arrangements.

          5.   Participation of Broker-Dealers in Exchange Offer
               -------------------------------------------------

          (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Registrable Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the 1933 Act in connection with any resale of such Exchange Notes.

          The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

          (b) In light of the above, notwithstanding any other provision of this Agreement, the Company agrees (x) that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such modifications thereto as may be, reasonably requested by the Initial Purchaser or one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 5(a) above and (y) without limiting the preceding clause (x), to maintain the effectiveness of the Registration Statement for such purposes for the earlier of one year or until such Participating Broker Dealers have sold all Exchange Securities (as determined in accordance with FIFO accounting), but in any event only if applicable interpretations of the Staff continue to require Prospectus delivery; provided that:
                     --------

          (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(k), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the last paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 5; and

          (ii) the application of the Shelf Registration procedures set forth in
     Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Initial Purchaser or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial Purchaser and the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided
                                                                    --------
     further that, in connection with such application of the Shelf Registration
     -------
     procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be the Initial Purchaser unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchaser unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last

     Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

          (c) The Initial Purchaser shall have no liability to the Company or any Holder with respect to any request that it may make pursuant to this Section 5.

          Section 6.  Indemnification.  (a)  The Company and United each agree
                      ---------------
jointly and severally to indemnify and hold harmless the Initial Purchaser, each Holder, including Participating Broker Dealers, each underwriter who participated in an offering of the Registrable Securities and each person, if any, who controls such parties within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss,
- --------  -------
liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or United by the Initial Purchaser expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the

Prospectus (or any amendment or supplement thereto); and provided, further, that
                                                         --------  -------
the Company will not be liable to the Initial Purchaser or any person controlling the Initial Purchaser with respect to any such untrue statement or omission made in any preliminary prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from the Initial Purchaser in reliance upon a preliminary prospectus but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as so amended or supplemented) is required by the 1933 Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3 of this Agreement.

          (b) The Initial Purchaser agrees to indemnify and hold harmless each of the Company, United and each person, if any, who controls the Company or United within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in Section (a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or United by the Initial Purchaser expressly for use in the Registration Statement (or any amendment thereto), or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) In the case of a Shelf Registration, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, United, the Initial Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act, against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in (a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or United by such Holder, expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder
                                      --------  -------
shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

          (d) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (e) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, United and the Initial Purchaser shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, United and the Initial Purchaser, as incurred, in such proportions that the Initial Purchaser is responsible for that portion represented by the percentage that the initial purchaser's discount appearing on the cover page of the Prospectus bears to the price to investors appearing thereon, and the Company and United are responsible for the balance; provided, however, that no
                                                    --------  -------
person guilty of fraudulent misrepresentation (within the meaning of Section 1(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Initial Purchaser within the meaning of
Section 5 of the 1933 Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company or United, each officer of the Company or United who signed the Registration Statement, and each person, if any, who controls the Company or United within the meaning of Section 5 of the 1933 Act shall have the same rights to contribution as the Company or United.

          7.   Miscellaneous.  (a)  Rule 144 and Rule 144A.  Regardless of
               -------------        ----------------------
whether the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file the reports that would be required to be filed by it under Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder if such Sections were applicable to it, and that if it ceases to be permitted to file such reports, it will upon the request of any Holder of Registrable Securities (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act and (ii) deliver such information to a prospective purchaser as is reasonably necessary to permit sales pursuant to Rule 144A under the 1933 Act, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (y) Rule 144A under the 1993 Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b) No Inconsistent Agreements.  Neither the Company or United has
              --------------------------
entered into nor will the Company or United on or after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise
conflicts with the provisions hereof.   The Company and United represent and
warrant that the rights granted to the Holders hereunder do not conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (c) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification,
                     --------  -------
supplement or waiver or consent to any departure from the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

          (d) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 7(d), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

          All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to
                                --------
permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase

Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

          (f) Third Party Beneficiary.  The Initial Purchaser shall be third
              -----------------------
party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS PERFORMED ENTIRELY IN THAT STATE.

          (j) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                            UNITED STATIONERS INC.


                            By:
                               ----------------------------------------
                               Name:
                               Title:


                            UNITED STATIONERS SUPPLY CO.


                            By:
                               -----------------------------------------
                               Name:
                               Title:



Confirmed and accepted as of
 the date first above
 written:

CHASE SECURITIES, INC.


By:
   --------------------------------
   Name:
   Title: